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   THIS IS A CONFIRMING ELECTRONIC FILING FOR FORM 8-K FILED ON MAY 4, 1995
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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                                 April 21, 1995
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                Date of Report (Date of earliest event reported)



                          Susquehanna Bancshares, Inc.
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             (Exact name of registrant as specified in its charter)


         Pennsylvania                            0-10674      23-2201716
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(State or other jurisdiction                   (Commission   (IRS Employer
of incorporation or organization)              File Number)     ID No.)



       26 North Cedar Street
       Lititz, Pennsylvania                                     17543
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(Address of principal executive offices)                      (Zip Code)



                                 (717) 626-4721
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              (registrant's telephone number, including area code)



                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)
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

Item 2.  Acquisition or Disposition of Assets.

          On April 21, 1995, Susquehanna Bancshares, Inc. (herein referred to as "SBI" or the "Registrant"), a Pennsylvania business corporation registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, and Susquehanna Bancshares South, Inc. ("SBI Merger Sub"), a Delaware corporation and a wholly-owned subsidiary of SBI, consummated the transactions contemplated in the Agreement and Plan of Affiliation, dated April 8, 1994, between and among SBI, SBI Merger Sub, Reisterstown Holdings, Inc. ("RHI"), a Delaware corporation, and Reisterstown Federal Savings Bank ("RFSB"), a federally chartered, stock savings bank and a wholly-owned subsidiary of RHI (the "Affiliation Agreement"). The Affiliation Agreement, which was attached to the Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 5, 1994, is incorporated herein by reference. A copy of the Press Release announcing the consummation of the transactions contemplated in the Affiliation Agreement is filed as an exhibit to this Current Report on Form 8-K.

          The following is a summary of the transactions consummated on April 21, 1995 pursuant to the terms of the Affiliation Agreement. This summary is qualified in its entirety by reference to the full text of the Affiliation Agreement.

          Pursuant to the Affiliation Agreement, on April 21, 1995 (the "Effective Date"), SBI Merger Sub merged with and into RHI (the "Merger"), with RHI as the surviving entity (sometimes referred to as the "Surviving Corporation"). The Effective Time of the Merger, determined in accordance with the Affiliation Agreement, was at the close of business on the April 21, 1995 (herein, the "Effective Time"). As a result of the Merger, RHI became a direct wholly-owned subsidiary of SBI, and RFSB became a second-tier subsidiary of SBI. At the Effective Time, the articles of incorporation and bylaws of SBI Merger Sub became the articles of incorporation and bylaws of the Surviving Corporation and the name of the Surviving Corporation was changed to "Susquehanna Bancshares South, Inc." The shares of common stock of SBI Merger Sub and RFSB issued and outstanding immediately prior to the Effective Time, by virtue of and after the Merger, remained outstanding and unchanged and now constitute the issued and outstanding shares of the capital stock of the Surviving Corporation and RFSB, respectively.

          At the Effective Time, each share of RHI common stock, par value $.01 per share (the "RHI Common Stock"), issued and outstanding was exchanged with SBI for a cash payment in an amount equal to $28,000,000 divided by the actual number of shares of RHI Common Stock outstanding at the Effective Time (the "Merger Consideration"). At the Effective Time, there were 1392 shares of RHI Common Stock issued and outstanding. In addition to the Merger Consideration and other payments due under the Affiliation Agreement, SBI also paid cash in the amount of $640,000 to purchase the loan servicing rights associated certain residential mortgage loans previously originated by RFSB and sold to the Federal Home Loan Mortgage Corporation.

          A portion of the net proceeds from the sale by SBI of $50,000,000 aggregate principal amount of 9.00% Subordinated Notes due 2005 (the "Subordinated Note") funded the Merger Consideration and other payments due under the Affiliation Agreement. The final form of the prospectus for the Subordinated Notes (the "Prospectus") was filed with the Securities and Exchange Commission on February 6, 1995, as a supplement to the Registration Statement filed by SBI on December 21, 1994 (as amended on January 26, 1995, the "Registration Statement"). The Registration Statement and the Prospectus are incorporated herein by reference.

          The Affiliation Agreement provided for RHI's payment of dividends through and including the period immediately prior to the Effective Date so long as RHI's consolidated total stockholders' equity (reduced by good will) was not less than $14,950,000 at the Effective Time. In this connection, Coopers & Lybrand, Baltimore, performed an audit of RHI's consolidated financial condition as of March 31, 1995, in accordance with the terms of the Affiliation Agreement. RHI paid dividends in an amount which, giving effect to such dividends, would not be likely in the reasonable judgment of RHI to cause RHI's consolidated total stockholders' equity (reduced by good will) to be less than $14,950,000 at the Effective Time. The Affiliation Agreement further

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anticipated and provided that immediately prior to the Effective Date, RHI would advise SBI of the amount by which RHI's consolidated total stockholders' equity (reduced by good will) would reasonably be expected to exceed the required minimum of $14,950,000 at the Effective Time (such estimated amount being referred to as the "Estimated Effective Time Dividend"). Upon receipt of such notice, because all prerequisite regulatory approvals had been received in connection with such dividend, the Affiliation Agreement allowed RHI to pay up to 75% of the Estimated Effective Time Dividend to its stockholders as a dividend prior to the Effective Time. The balance (not less than 25%) of the Estimated Effective Time Dividend which was not paid to RHI's shareholders was to be held back and to be used as a fund against which adjustments could be made if, on the basis of a post-closing financial review, also to be performed by Coopers & Lybrand, Baltimore, it was determined that the minimum total stockholders' equity (reduced by good will) of $14,950,000 was not available. Amounts not required for appropriate adjustments were to be distributed to the former shareholders of RHI as part of the payment of the final dividend paid by RHI. In accordance with these provisions, on the Effective Date, RHI, having received all prerequisite dividend approvals, paid cash dividends to its shareholders totaling up to $97,440, which constituted not more than 75% of RHI's estimate of the Effective Time Dividend, which was $200,000.

          As a condition to SBI's and SBI Merger Sub's willingness to enter into the Affiliation Agreement and in consideration therefor, SBI and Reisterstown Acquisition Limited Partnership ("RALP") entered into an agreement (the "Shareholder Agreement") pursuant to which RALP agreed not to rescind or modify its approval of the Affiliation Agreement and the transactions contemplated thereby. At the Effective Time, the Shareholder Agreement expired.

          There were no relationships, material or otherwise, between RHI and RFSB, on the one side, and the Registrant and SBI Merger Sub or any of the Registrant's affiliates, or any director or officer of the Registrant, or any associate of any such director or officer, on the other side, prior to the Effective Date. In accordance with the Affiliation Agreement, at the Effective Time, Wendy Peter Abt and Thomas A. Fransioli, III, ceased serving as Directors of the Surviving Corporation and Robert S. Bolinger, Richard M. Cloney, John M. Denlinger and George J. Morgan comprised the entire Board of Directors of the Surviving Corporation.

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Item 7.  Financial Statements and Exhibits.

          (a) Financial Statements of Business Acquired./1/
              -----------------------------------------










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/1/  Pursuant to Item 7(a)(4) of Form 8-K, Registrant is not providing the required financial statements with this Current Report on Form 8-K because to do so would be impracticable. The Registrant will file such financial information as can be generated within the 60 day period following the date by which this Current Report on Form 8-K must be filed as provided in Item 7(a)(4).

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

          (b) Pro Forma Financial Information./2/
              -------------------------------









------------------------------
/2/ Pursuant to Item 7(a)(4) of Form 8-K, Registrant is not providing the required financial statements with this Current Report on Form 8-K because to do so would be impracticable. The Registrant will file such financial information as can be generated within the 60 day period following the date by which this Current Report on Form 8-K must be filed as provided in Item 7(a)(4).

          (c)      Exhibits.
                   --------

          Reference is made to the Exhibit Index annexed hereto and made a part hereof.










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

                                   SIGNATURES
                                   ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               SUSQUEHANNA BANCSHARES, INC.



Date:  May 2, 1995             By:/s/ Richard M. Cloney
                                  ----------------------------------------
                               Richard M. Cloney
                                       Vice President and Secretary



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                                 EXHIBIT INDEX
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

Exhibit                                                                            Page
-------                                                                            ----

2         A copy of the Affiliation Agreement, which was attached to the            9
          Registrant's Current Report on Form 8-K filed with the Securities and Exchange Commission on May 5, 1994, is incorporated herein by reference.

4         A copy of the Registration Statement filed with the Securities and       10
          Exchange Commission on December 21, 1994 (and amended on
          January 26, 1995), as well as the Prospectus contained therein
          (a final copy of which was filed with the Securities and Exchange
          Commission on February 6, 1995), are incorporated herein by reference.


99        Additional Exhibits

          Press Release of the Registrant, Dated April 24, 1995, Regarding         11
          Consummation of the Merger

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